UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)       March 2, 2005
                                                       -------------------------


                                   iCAD, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


               1-9341                                      02-0377419
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      (Commission File Number)                 (IRS Employer Identification No.)


4 Townsend West, Suite 17, Nashua, New Hampshire                03063
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    (Address of Principal Executive Offices)                 (Zip Code)


                                 (603) 882-5200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On March 2, 2005 iCAD, Inc. (the "Company") issued a press release announcing its financial results for the fourth fiscal quarter and the fiscal year ended December 31, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              iCAD, INC.
                                              (Registrant)


                                              By: /s/ Annette Heroux
                                                 -------------------------------
                                                 Annette Heroux
                                                 Vice President of Finance,
                                                 Chief Financial Officer

Date:  March 7, 2005

                                  EXHIBIT INDEX

Exhibit No.       Description of Document
-----------       -----------------------
99.1              Press  Release of iCAD,  Inc.  dated March 2, 2005  announcing financial results for the fourth fiscal quarter and the fiscal year ended December 31, 2004.